NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide Global Sustainable Equity Fund
Nationwide Amundi Strategic Income Fund	Nationwide Government Money Market Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide International Index Fund
Nationwide Bailard International Equities Fund	Nationwide International Small Cap Fund
Nationwide Bailard Technology & Science Fund	Nationwide Long/Short Equity Fund
Nationwide Bond Fund	Nationwide Loomis All Cap Growth Fund
Nationwide Bond Index Fund	Nationwide Loomis Core Bond Fund
Nationwide Core Plus Bond Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Diamond Hill Large Cap Concentrated Fund	Nationwide Mid Cap Market Index Fund
(formerly, Nationwide Large Cap Equity Fund)	Nationwide S&P 500 Index Fund
Nationwide Dynamic U.S. Growth Fund (formerly,	Nationwide Small Cap Index Fund
Nationwide Growth Fund)	Nationwide Small Company Growth Fund
Nationwide Emerging Markets Debt Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Fund	Nationwide WCM Focused Small Cap Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated June 13, 2019
to the Statement of Additional Information (“SAI”) dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

On June 12, 2019, the Board of Trustees of Nationwide Mutual Funds (the “Trust”) considered and approved a proposal to add a conversion feature to Class C shares such that they will automatically convert to Class A shares of the same Fund 10 years after they were issued.

Effective immediately, the SAI is amended as follows:

The following information is added to the “Additional Information on Purchases and Sales” section of the SAI immediately following the subsection on page 98 entitled “Waiver of CDSC for Class A and Class C Shares”:

Conversion of Class C Shares

Effective October 2019, Class C shares automatically convert, at no charge, to Class A shares of the same Fund 10 years after purchase, provided that the Trust or the financial intermediary with whom the shares are held has records verifying that the Class C shares have been held for at least 10 years. These conversions will occur during the month immediately following the month in which the 10-year anniversary of the purchase occurs. Due to operational limitations at certain financial intermediaries, your ability to have your Class C shares automatically converted to Class A shares may be limited. Class C shares that are purchased via reinvestment of dividends and distributions will convert on a pro-rata basis at the same time as the Class C shares on which such dividends and distributions are paid. Because the share price of Class A shares is usually higher than that of Class C shares, you may receive fewer Class A shares than the number of Class C shares converted; however, the total dollar value will be the same. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a different conversion schedule, as described in Appendix A to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE